UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2012

Southern Star Central Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-110979	04-3712210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 Highway 56

Owensboro, Kentucky 42301

 (Address of principal executive offices, including zip code)

(270) 852-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On August 23, 2012, Southern Star Central Gas Pipeline, Inc., a wholly-owned subsidiary of Southern Star Central Corp. (the “Company”), issued a press release announcing that Morgan Stanley Infrastructure Partners will acquire an additional 60% economic stake and an additional 50% voting stake in the Company.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The attached press release includes certain “forward-looking statements” relating to anticipated future performance.  For a discussion of the factors that could cause future performance to be different than anticipated, reference is made to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on March 23, 2012.

Item 9.01.   Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.

Description

99.1

Press Release, dated August 23, 2012

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN STAR CENTRAL CORP.

Date: August 24, 2012	By:	/s/ /s/ Susanne W. Harris
Susanne W. Harris Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release, dated August 23, 2012

Exhibit 99.1

News Release

Southern Star Central Corp.

Date:

August 23, 2012

Contact:	Gayle Hobbs	Ben Hoak
	Southern Star (media relations)	Southern Star (media relations)
	(270) 852-4503 gayle.b.hobbs@sscgp.com	(270) 852-4520 ben.hoak@sscgp.com

Morgan Stanley Infrastructure Partners Acquires Full Ownership of
Southern Star Central Corp.

Owensboro, KY – Morgan Stanley Infrastructure, the dedicated infrastructure investing platform of Morgan Stanley Investment Management, announced today that Morgan Stanley Infrastructure Partners (MSIP) has increased its ownership stake to 100 percent of the Common Equity of Southern Star Central Corp., parent company of Southern Star Central Gas Pipeline (Southern Star).  MSIP, a $4 billion global infrastructure fund, originally acquired a 40 percent economic stake with 50 percent governance rights in Southern Star in March 2010.

Southern Star is the primary gas transmission and natural gas storage facility provider for several major U.S. Midwest cities and power generation providers.  Southern Star serves metropolitan areas in Missouri (Kansas City, St. Louis, Springfield, St. Joseph and Joplin), Kansas (Wichita, Kansas City, Topeka and Lawrence) and Oklahoma (Oklahoma City).  Southern Star receives gas supplies from major producing regions, including the Hugoton, Anadarko and Rocky Mountain basins.  The system has 23 interconnections with other major interstate and intrastate pipelines, allowing its customers to source from additional producing basins, including the San Juan and Permian basins.

As a regulated asset supplying crucial services to a fully contracted customer base, Southern Star is a “core” infrastructure asset.  The system consists of approximately 6,000 miles of mainline and branch transmission pipelines, with 2.4 billion cubic feet (Bcf) per day of mainline delivery capacity.  In addition, the company’s extensive storage network of eight underground storage fields contains total working capacity of approximately 47 Bcf, with aggregate delivery capacity of approximately 1.3 Bcf per day.

“Opportunities to invest in the U.S. natural gas pipeline sector are scarce, and we are very pleased to acquire full ownership of another regulated core infrastructure asset,” said John Veech, Head of Americas Investing for Morgan Stanley Infrastructure.  “We have worked closely with Southern Star’s seasoned management team to initiate growth projects and implement a strategic capital expenditures program.  We look forward to further building the business and continuing to provide excellent service to customers.”

Over the past two years, Southern Star has made significant capital expenditures, including extensive maintenance and pipeline integrity projects, and steps to enhance public safety.  In addition, a number of growth projects have been completed or are under way, including the Elk City Storage Field Expansion, which was placed into service in April 2011 and now provides an additional 4 Bcf of storage capacity to the system.

Jerry Morris, President and Chief Executive Officer of Southern Star said, “Morgan Stanley Infrastructure Partners has been a very strong partner, and with their support and guidance we have strategically grown our capabilities and implemented critical operational improvements across the system.  Our customers should expect further enhancements to service and flexibility.”

Completion of the transaction is subject to certain standard conditions, including expiration or termination of the Hart-Scott-Rodino antitrust review period and reaffirmation of credit ratings of certain outstanding bonds.  The seller received a limited amount of preferred equity.  Other terms of the transaction were not disclosed.

About Morgan Stanley Infrastructure

Morgan Stanley Infrastructure (MSI), part of Morgan Stanley Investment Management, is an infrastructure investment and management platform with $4 billion under management that focuses on assets providing essential public goods and services to societies across the globe.  MSI employs a disciplined process to invest in and manage diverse assets covering 11 sectors in eight countries across four continents.  With teams in North America, Europe and Asia, MSI leverages a global network of relationships to source investments in sectors such as transport, energy & utilities, communications and social infrastructure.  For further information, please visit www.morganstanley.com/infrastructure.

About Morgan Stanley

Morgan Stanley (NYSE: MS) is a leading global financial services firm providing a wide range of investment banking, securities, investment management and wealth management services.  The Firm's employees serve clients worldwide including corporations, governments, institutions and individuals from more than 1,200 offices in 43 countries.  For further information about Morgan Stanley, please visit www.morganstanley.com.

About Southern Star Central Corp.

Southern Star Central Corp., headquartered in Owensboro, Kentucky, owns Southern Star Central Gas Pipeline, Inc., an interstate natural gas transmission system spanning approximately 6,000 miles in the Midwest and mid-continent regions of the United States.  Southern Star’s pipeline facilities are located throughout Kansas, Oklahoma, Nebraska, Missouri, Wyoming, Colorado and Texas.  It serves metropolitan areas in Missouri (Kansas City, St. Louis, Springfield, St. Joseph and Joplin), Kansas (Wichita, Kansas City, Topeka and Lawrence) and Oklahoma (Oklahoma City).  For additional information about Southern Star, please visit www.sscgp.com.

The information in this release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan” and “objective” and other similar expressions identify some of the statements that are forward-looking. These statements are based on management’s beliefs and assumptions and on information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such statements, factors that could cause actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following: future utilization of pipeline capacity, which can depend on energy prices and the prices for natural gas available on Central’s system, competition from other pipelines and alternative fuels, the general level of natural gas demand, decisions by customers not to renew expiring natural gas transportation contracts, adequate supplies of natural gas, the construction or abandonment of gas customer facilities, weather conditions and other factors beyond Central’s control; operational risks and limitations of Central’s pipeline system and of interconnected pipeline systems; changes in federal, state or local laws and regulations to which Central is subject, including allowed rates of return and related regulatory matters, and tax, environmental and employment laws and regulations; the ability of Central’s customers to pay for its services; the ability to obtain governmental and regulatory approval of various expansion projects; the cost and effects of legal and administrative proceedings; the effect of accounting interpretations and changes in accounting policies; and changes in general economic, market or business conditions.

Other factors and assumptions not identified above may also have been involved in deriving these forward-looking statements, and the failure of those other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. Central assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking statements.